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                                     EXHIBIT 23.2

                           CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated March 5, 1998 in the Registration Statement
(Form S-4 No. 333-          ) and related Prospectus of Schuler Homes, Inc. for
the registration of $100,000,000 of the Company's 9% Senior Notes due 2008.


                                             ERNST & YOUNG LLP

Honolulu, Hawaii
June 25, 1998